                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a party other than the Registrant  [ ]

Check the appropriate box:
[ ]      Preliminary proxy statement.

[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

[ ]      Definitive proxy statement.

[X]      Definitive additional materials.

[ ]      Soliciting material under Rule 14a-12.

                               PRIZE ENERGY CORP.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1) Title of each class of securities to which transaction applies:

                  --------------------------------------------------------------

         (2)      Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  --------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

                  --------------------------------------------------------------

         (5)      Total fee paid:
                                 -----------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:
                                          --------------------------------------
         (2)      Form, Schedule or Registration Statement No.:
                                                                ----------------
         (3)      Filing Party:
                                ------------------------------------------------
         (4)      Date Filed:
                              --------------------------------------------------

                               PRIZE ENERGY CORP.
                         3500 WILLIAM D. TATE, SUITE 200
                             GRAPEVINE, TEXAS 76051

                        SUPPLEMENT TO THE PROXY STATEMENT
                              DATED APRIL 23, 2001

Dear Prize Stockholder:

         Robert Kelley has been elected to the Board of Directors of Prize Energy Corp., effective May 1, 2001. He was formerly the Chairman of the Board, President and Chief Executive Officer of Noble Affiliates, Inc.

         As Mr. Kelley's election to the Board of Directors occurred after the mailing of our Proxy Statement dated April 23, 2001, we are sending you this Supplement to the Proxy Statement which describes Mr. Kelley's background. He will be standing for re-election to the Board of Directors of Prize at the 2001 Annual Meeting of Stockholders to be held at 10:00 a.m., local time, Thursday, May 24, at the Sheraton Grand Hotel, 4440 West John Carpenter Freeway, Irving, Texas.

         Enclosed is a revised proxy card with a blue stripe. Even if you previously returned the original proxy card enclosed with the Proxy Statement dated April 23, 2001, and even if you plan to attend the meeting, we request that you vote for all items of business, sign, date and return the enclosed revised proxy card with the blue stripe in the enclosed envelope. Thank you for your cooperation.

                                            Sincerely,


                                            Lon C. Kile
                                            President and Chief
                                              Operating Officer
                                            April 27, 2001

                               PRIZE ENERGY CORP.
                         3500 WILLIAM D. TATE, SUITE 200
                             GRAPEVINE, TEXAS 76051

             SUPPLEMENT TO THE PROXY STATEMENT DATED APRIL 23, 2001

         This is a supplement ("Supplement") to the Proxy Statement dated April 23, 2001 (the "Proxy Statement"). The Supplement and Proxy Statement relate to the solicitation by and on behalf of the Board of Directors of Prize Energy Corp. (the "Company") of proxies for use at the Annual Meeting of Stockholders to be held on May 24, 2001. This Supplement and accompanying revised proxy were first forwarded on or about April 27, 2001, to stockholders of record on April 19, 2001.

         If the enclosed revised proxy with a blue stripe is executed and returned, it nevertheless may be revoked by you at any time before it has been voted. If not revoked, and if no contrary direction is indicated, the persons named therein as proxies will vote the shares represented by such proxy "FOR" election as directors those nominees listed on the enclosed revised proxy, and "FOR" ratification of the appointment of Ernst & Young, LLP, as independent auditor for 2001.

                              ELECTION OF DIRECTORS

         Subsequent to the mailing of the Proxy Statement, the Company's Board of Directors increased the size of the Board to seven and elected Mr. Robert Kelley as a director of the Company, effective May 1, 2001. The Board believes that the stockholders of the Company should have the opportunity to re-elect Mr. Kelley as a director at the Company's Annual Meeting of Stockholders. Mr. Kelley's name has been added to the Board's slate of nominees.

         ROBERT KELLEY, 55, recently retired as Chairman of the Board of Directors of Noble Affiliates, Inc., an independent energy company with exploration and production operations throughout major basins in the United States, including the Gulf of Mexico, and international operations primarily in Argentina, China, Ecuador, Equatorial Guinea, the Mediterranean Sea, the North Sea and Vietnam. He had served as Chairman since October 1992. From August 1986 to October 2000, he also served as President and Chief Executive Officer of Noble Affiliates, Inc. While at Noble Affiliates, Mr. Kelley also served at various times as President and Chief Executive Officer of its three subsidiaries: Samedan Oil Corporation, Noble Gas Marketing Inc. and Noble Trading, Inc. He is also a member of the Board of Directors of OGE Energy Corp.

         Effective May 1, 2001, Mr. Kelley will also replace Philip B. Smith as a member of the Audit Committee of the Board of Directors. Mr. Kelley qualifies as an "independent" director under the current listing standards of the American Stock Exchange. Mr. Kelley currently owns 2,500 shares of common stock of the Company.

                                       By Order of the Board of Directors,


                                       Monica L. Griffin
                                       Secretary
Grapevine, Texas
April 27, 2001

                               PRIZE ENERGY CORP.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 24, 2001

     The undersigned hereby appoints Philip B. Smith and Lon C. Kile, and each of them, with full power of substitution, as proxies to represent and vote all of the shares of Common Stock the undersigned is entitled to vote at the Annual Meeting of Stockholders of Prize Energy Corp. to be held on the 24th day of May, 2001, at 10:00 a.m., local time, at the Sheraton Grand Hotel, 4440 West John Carpenter Freeway, Irving, Texas, and at any and all adjournments thereof, on all matters coming before said meeting.

             PLEASE MARK, SIGN AND DATE THE PROXY ON THE OTHER SIDE
         AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                            (CONTINUED ON OTHER SIDE)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE     Please mark
MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO           your votes as     [X]
DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"          in this example.
PROPOSALS 1 and 2.

THE BOARD RECOMMENDS A VOTE FOR PROPOSALS 1 and 2.

1. Election of Directors.

   Nominees: Philip B. Smith, Lon C. Kile, Kenneth A. Hersh, David R. Albin,
             Theresa L. Killgore, James R. Latimer III, and Robert Kelley

         [ ] FOR all nominees listed            [ ] WITHHOLD AUTHORITY to vote
             (except as marked to the               for all nominees listed.
             contrary in the space provided).

         INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided.


         --------------------------------

2. Ratification of Ernst & Young LLP as independent auditor of the Company for 2001.

         [ ] FOR                    [ ] AGAINST                   [ ]ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any and all adjournments thereof.


                                       -----------------------------------------
                                                       Signature


                                       -----------------------------------------
                                               Signature if held jointly

                                       DATE                               , 2001
                                            ------------------------------

                                       Please sign exactly as name appears
                                       herein, date and return promptly. When
                                       shares are held by joint tenants, both
                                       must sign. When signing as attorney,
                                       executor, administrator, trustee or
                                       guardian, please give full title as such.
                                       If a corporation, please sign in full
                                       corporate name by duly authorized officer and give title of officer. If a partnership, please sign in partnership name by authorized person and give title or capacity of person signing.